UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2021

LGBTQ LOYALTY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54867	80-0671280
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2435 Dixie Highway, Wilton Manors, FL	33305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (954) 947-6133

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

As used in this Current Report, all references to the terms “we”, “us”, “our”, “LGBTQ Loyalty” or the “Company” refer to LGBTQ Loyalty Holdings, Inc. and its direct and indirect wholly-owned subsidiaries, unless the context clearly requires otherwise.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that may constitute forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include, but are not limited to, statements regarding the anticipated impact of certain events on the Company’s financial statements. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results, as well as the Company’s expectations, to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, the risk that additional information may become known prior to the expected filing of information or financial statements with the Securities and Exchange Commission. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

Item 1.01 Entry into a Material Definitive Agreement.

Background

On April 9, 2021, GHS Investments, LLC, a Nevada limited liability company and the Company entered into that certain Securities Purchase Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report Form 8-K filed on April 16, 2021 (the “April Agreement”), providing for, among other things, the offer and purchase and sale of four hundred (400) shares of the Company’s Series D Convertible Preferred Stock (“April Series D Preferred Stock”) and a five year warrant to purchase up to 40,000,000 shares of the Company’s Common Stock, a copy of which was filed as Exhibit 10.2 to the Company’s Current Report Form 8-K filed on April 16, 2021 (the “April Warrant”). Further, on May 21, 2021, GHS and the Company entered into that certain Securities Purchase Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report Form 8-K filed on May 21, 2021 (the “May Agreement”, together with the April Agreement, the “Purchase Agreements”), providing for, among other things, the offer and purchase and sale of an additional one hundred and fifty (150) shares of the Company’s Series D Convertible Preferred Stock (“May Series D Preferred Stock”, together with the April Series D Preferred Stock, the “Preferred Stock”) and a five year warrant to purchase up to 1,500,000 shares of the Company’s Common Stock, a copy of which was filed as Exhibit 10.2 to the Company’s Current Report Form 8-K filed on April 16, 2021 (the “May Warrant”, together with the April Warrant, the “Warrants”). The Company and GHS determined to rescind, ab initio, the issuance of the Warrants issued pursuant to the Purchase Agreements (the “Rescission”).

In connection with the Rescission, on June 23, 2021, GHS and the Company entered into a Rescission Agreement (the “Rescission Agreement”) pursuant to which the Company and GHS agreed to rescind, ab initio, the issuances of Warrants to GHS. Pursuant to the Rescission Agreement, GHS and the Company agreed that the issuance of the Warrants are unconditionally and irrevocably rescinded ab initio by GHS and the Company, and the Warrants are neither valid nor effective in any manner whatsoever. Further, GHS and the Company acknowledged that each has been restored to the position in which such Party found itself on the date that the respective Purchase Agreement was executed but without any references, rights or obligations relative to the Warrants contained in, or otherwise granted in, either the Purchase Agreements or the Warrants. As a result, GHS has no rights whatsoever to the Warrants and the Company has no rights whatsoever to the any exercise price that it may have received pursuant to the Warrants.

In connection with the execution and delivery of the Rescission Agreement, the Company and GHS entered into two (2) Amended and Restated Purchase Agreements, as more fully detailed in the respective agreements, which each seek to amend and restate the terms and conditions contained in the April Agreement and the May Agreement.

The foregoing description of the Rescission Agreement, Amended and Restated Securities Purchase Agreement (April 2021) and Amended and Restated Securities Purchase Agreement (May 2021) does not purport to be complete and is qualified in its entirety by reference to the full text of the documents as filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 25, 2021, the Company hosted a LGBTQ Loyalty Pride Webinar. A video replay of the webinar will be available on the Company’s website, located at https://lgbtqloyalty.com/media,for approximately 2 weeks.

The information contained in the webinar is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements the Company may make by press release or otherwise from time to time. The webinar speaks as of its date. While the Company may elect to update the information disclosed in the webinar in the future to reflect events and circumstances occurring or existing after the its date, the Company specifically disclaims any obligation to do so.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information disclosed in the webinar, is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K, including the information disclosed in the webinar, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in any such filing.

The webinar contains forward-looking statements, and as a result, investors should not place undue reliance on these forward-looking statements.

Item 8.01 Other Events

Reference is made to the disclosure under Item 7.01 above which is hereby incorporated in this Item 8.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Rescission Agreement with GHS Investments, LLC*
10.2 10.3	Amended and Restated Securities Purchase Agreement (April 2021) with GHS Investments, LLC* Amended and Restated Securities Purchase Agreement (May 2021) with GHS Investments, LLC*

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LGBTQ LOYALTY HOLDINGS, INC.

Date: June 30, 2021	By:	/s/ Robert A. Blair
Robert A. Blair
Chief Executive Officer

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